                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                 ------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 17, 1998.



                               Capital One Bank
                ----------------------------------------------
                 (Originator of the Capital One Master Trust)
                               on behalf of the
                           Capital One Master Trust
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Virginia                           0-23750                      54-1719855
-------------------------------     ------------------------     ----------------------------
(State or Other Jurisdiction of     (Commission File Number)     (IRS Employer Identification
Incorporation)                                                   Number)

             11013 West Broad Street
              Glenn Allen, Virginia                            23060
     --------------------------------------                 ----------
     (Address of Principal Executive Office)                (Zip Code)

Registrant's telephone number, including area code (804) 967-1000


                                      N/A
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5.    On November 17, 1998 the Capital One Master Trust issued its
               Class A 5.43% Asset Backed Certificates, Series 1998-4.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following is filed as an Exhibit to this Report under
           Exhibit 4.1.

     Exhibit 4.1   Series 1998-4 Supplement dated November 17, 1998.


Item 8.    Not Applicable.

Item 9.    Not Applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CAPITAL ONE MASTER TRUST
                                         BY: CAPITAL ONE BANK



                                         By:
                                            -------------------------------
                                         Name: Charles Kim
                                         Title:  Director of Securitization

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CAPITAL ONE MASTER TRUST
                                         BY: CAPITAL ONE BANK



                                         By: /s/ Charles Kim
                                             ------------------------------
                                         Name: Charles Kim
                                         Title:  Director of Securitization

                                 EXHIBIT INDEX


Exhibit            Description
-------            -----------

4.1          Series 1998-4 Supplement dated November 17, 1998.